UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
     (Address of principal executive offices)      (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800)-331-1792

Date of fiscal year end: August 31
Date of reporting period: February 28, 2009

ITEM 1.      REPORT TO STOCKHOLDERS.

      The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / FEBRUARY 28, 2009

CitiSM Institutional Liquid Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

Fund name change

Effective June 1, 2009, the Fund’s name will be changed to Western Asset / Citi Institutional Liquid Reserves. The Fund’s investment objective and investment policies remain unchanged.

What’s inside

Letter from the chairman	I

Portfolio at a glance — Liquid Reserves Portfolio	1

Fund expenses	2

CitiSM Institutional Liquid Reserves

Statement of assets and liabilities	4

Statement of operations	5

Statements of changes in net assets	6

Financial highlights	7

Notes to financial statements	10

Board approval of management and subadvisory agreements	19

Liquid Reserves Portfolio

Schedule of investments	24

Statement of assets and liabilities	29

Statement of operations	30

Statements of changes in net assets	31

Financial highlights	32

Notes to financial statements	33

Board approval of management and subadvisory agreements	42

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there continued to be speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

CitiSM Institutional Liquid Reserves | I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended February 28, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility.

II | CitiSM Institutional Liquid Reserves

While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended February 28, 2009, two-year Treasury yields fell from 2.36% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.83% to 3.02%.

During the reporting period, the yields available from money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

Performance review

As of February 28, 2009, the seven-day current yield for Class A shares of CitiSM Institutional Liquid Reserves was 1.28% and the seven-day effective yield, which reflects compounding, was 1.29%.[1]

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield for Class A shares would have been 1.15% and the seven-day effective yield would have been 1.16%.

The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio, which has the same investment objective and strategies as the Fund.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Institutional Liquid Reserves | III

Letter from the chairman continued

CITISM INSTITUTIONAL LIQUID RESERVES Yields as of February 28, 2009 (unaudited)

	SEVEN-DAY CURRENT YIELD[1]	SEVEN-DAY EFFECTIVE YIELD[1]

Class A Shares	1.28%	1.29%
SVB Liquid Reserves Shares	0.86%	0.86%
SVB Institutional Liquid Reserves Shares	1.21%	1.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current and effective yields for Class A shares would have been 1.15% and 1.16%, respectively; the seven-day current and effective yields for SVB Liquid Reserves shares would have been 0.80% and 0.80%, respectively; and the seven-day current and effective yields for SVB Institutional Liquid Reserves shares would have been 1.14% and 1.15%, respectively.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

IV | CitiSM Institutional Liquid Reserves

choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in the Fund as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Fund after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Fund will not be guaranteed. The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from

CitiSM Institutional Liquid Reserves |  V

Letter from the chairman continued

various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 31, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values. Please see the Fund’s prospectus for more information on these and other risks.

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

VI | CitiSM Institutional Liquid Reserves

Portfolio at a glance (unaudited)

Liquid Reserves Portfolio

The Fund invests all of its investable assets in Liquid Reserves Portfolio, the investment breakdown of which is shown below.

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2008 and held for the six months ended February 28, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

Class A	1.11%	$1,000.00	$1,011.10	0.21%	$1.05
SVB Liquid Reserves Shares	0.90	1,000.00	1,009.00	0.63	3.14
SVB Institutional Liquid Reserves Shares	1.08	1,000.00	1,010.80	0.27	1.35

[1]	For the six months ended February 28, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

2 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

Class A	5.00%	$1,000.00	$1,023.75	0.21%	$1.05
SVB Liquid Reserves Shares	5.00	1,000.00	1,021.67	0.63	3.16
SVB Institutional Liquid Reserves Shares	5.00	1,000.00	1,023.46	0.27	1.35

[1]	For the six months ended February 28, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 3

Statement of assets and liabilities (unaudited)
February 28, 2009

ASSETS:
Investment in Liquid Reserves Portfolio, at value	$7,717,021,090
Prepaid Treasury Guarantee Program fees (Note 10)	1,337,253
Prepaid expenses	184,305

Total Assets	7,718,542,648

LIABILITIES:
Distributions payable	616,090
Investment management fee payable	435,302
Distribution fees payable	131,022
Trustees’ fees payable	85,306
Payable for Fund shares repurchased	31,135
Accrued expenses	142,751

Total Liabilities	1,441,606

TOTAL NET ASSETS	$7,717,101,042

NET ASSETS:
Par value (Note 3)	$77,135
Paid-in capital in excess of par value	7,713,420,502
Undistributed net investment income	202,526
Accumulated net realized gain on investments	3,400,879

TOTAL NET ASSETS	$7,717,101,042

Shares Outstanding:
Class A	5,889,526,189
SVB Liquid Reserves Shares	133,592,223
SVB Institutional Liquid Reserves Shares	1,690,379,225
Net Asset Value:
Class A	$1.00
SVB Liquid Reserves Shares	$1.00
SVB Institutional Liquid Reserves Shares	$1.00

See Notes to Financial Statements.

4 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended February 28, 2009

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$107,224,408
Allocated net expenses from Liquid Reserves Portfolio	(4,347,166)

Total Investment Income	102,877,242

EXPENSES:
Distribution fees (Notes 2 and 4)	4,604,236
Investment management fee (Note 2)	4,183,453
Treasury Guarantee Program fees (Note 10)	1,253,584
Trustees’ fees	159,833
Legal fees	140,041
Registration fees	114,729
Transfer agent fees (Note 4)	51,940
Shareholder reports (Note 4)	16,084
Audit and tax	9,217
Insurance	8,518
Miscellaneous expenses	4,022

Total Expenses	10,545,657
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(4,845,394)

Net Expenses	5,700,263

NET INVESTMENT INCOME	97,176,979

REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM LIQUID RESERVES PORTFOLIO (NOTE 1):
Net Realized Gain	9,731,668

Change in Net Unrealized Appreciation	40,821,959

NET GAIN ON INVESTMENTS FROM LIQUID RESERVES PORTFOLIO	50,553,627

INCREASE IN NET ASSETS FROM OPERATIONS	$147,730,606

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 5

Statements of changes in net assets

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited) AND THE YEAR ENDED AUGUST 31, 2008	2009	2008

OPERATIONS:
Net investment income	$97,176,979	$766,187,319
Net realized gain (loss)	9,731,668	(3,637,202)
Change in net unrealized appreciation/depreciation	40,821,959	(40,821,959)

Increase in Net Assets From Operations	147,730,606	721,728,158

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(97,114,694)	(766,079,746)

Decrease in Net Assets From Distributions to Shareholders	(97,114,694)	(766,079,746)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	29,167,174,734	139,268,533,551
Reinvestment of distributions	78,517,224	621,846,094
Cost of shares repurchased	(36,608,354,616)	(145,300,049,041)

Decrease in Net Assets From Fund Share Transactions	(7,362,662,658)	(5,409,669,396)

DECREASE IN NET ASSETS	(7,312,046,746)	(5,454,020,984)

NET ASSETS:
Beginning of period	15,029,147,788	20,483,168,772

End of period*	$7,717,101,042	$15,029,147,788

*Includes undistributed net investment income of:	$202,526	$140,241

See Notes to Financial Statements.

6 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES	2009 [1]	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.011	0.039	0.053	0.044	0.025	0.010
Net realized and unrealized gain (loss)[2]	0.000	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.011	0.039	0.053	0.044	0.025	0.010

LESS DISTRIBUTIONS FROM:
Net investment income	(0.011)	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)
Net realized gains	—	—	—	—	(0.000)[2]	(0.000)[2]

Total distributions	(0.011)	(0.039)	(0.053)	(0.044)	(0.025)	(0.010)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	1.11%[4]	3.98%[4]	5.38%	4.49%	2.50%	1.03%

NET ASSETS, END OF PERIOD (MILLIONS)	$5,892	$11,281	$16,371	$10,261	$22,459	$17,849

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.34%[6,7]	0.29%	0.28%[8]	0.31%	0.38%	0.38%
Net expenses[5,9,10]	0.21 [6,7]	0.10	0.11 [8]	0.13	0.15	0.16
Net investment income	2.26 [6]	4.07	5.25	4.25	2.53	1.03

[1]	For the six months ended February 28, 2009 (unaudited).

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[5]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[6]	Annualized.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.31% and 0.18%, respectively.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[9]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.20%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 7

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
SVB LIQUID RESERVES SHARES	2009 [1]	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.009	0.035	0.048	0.039	0.020	0.006
Net realized and unrealized gain (loss)[2]	0.000	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.009	0.035	0.048	0.039	0.020	0.006

LESS DISTRIBUTIONS FROM:
Net investment income	(0.009)	(0.035)	(0.048)	(0.039)	(0.020)	(0.006)
Net realized gains	—	—	—	—	(0.000)[2]	(0.000)[2]

Total distributions	(0.009)	(0.035)	(0.048)	(0.039)	(0.020)	(0.006)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	0.90%[4]	3.53%[4]	4.91%	4.02%	2.06%	0.63%

NET ASSETS, END OF PERIOD (MILLIONS)	$134	$200	$168	$162	$208	$213

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.69%[6,7]	0.65%	0.63%[8]	0.65%	0.73%	0.73%
Net expenses[5,9,10]	0.63 [6,7]	0.55	0.56 [8]	0.57	0.58	0.56
Net investment income	1.83 [6]	3.38	4.80	3.91	2.02	0.62

[1]	For the six months ended February 28, 2009 (unaudited).

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[5]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[6]	Annualized.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.66% and 0.60%, respectively.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[9]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of SVB Liquid Reserves shares will not exceed 0.60%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

8 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
SVB INSTITUTIONAL LIQUID
RESERVES SHARES	2009 [1]	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.011	0.038	0.052	0.043	0.024	0.010
Net realized and unrealized gain (loss)[2]	0.000	(0.000)	0.000	(0.000)	0.000	0.000

Total income from operations	0.011	0.038	0.052	0.043	0.024	0.010

LESS DISTRIBUTIONS FROM:
Net investment income	(0.011)	(0.038)	(0.052)	(0.043)	(0.024)	(0.010)
Net realized gains	—	—	—	—	(0.000)[2]	(0.000)[2]

Total distributions	(0.011)	(0.038)	(0.052)	(0.043)	(0.024)	(0.010)

NET ASSET VALUE, END OF PERIOD	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	1.08%[4]	3.89%[4]	5.27%	4.39%	2.43%	1.00%

NET ASSETS, END OF PERIOD (MILLIONS)	$1,691	$3,548	$3,944	$3,478	$3,331	$2,485

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.34%[6,7]	0.29%	0.28%[8]	0.30%	0.38%	0.38%
Net expenses[5,9,10]	0.27 [6,7]	0.19	0.21 [8]	0.22	0.22	0.20
Net investment income	2.26 [6]	3.87	5.15	4.31	2.45	0.99

[1]	For the six months ended February 28, 2009 (unaudited).

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[5]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[6]	Annualized.

[7]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.31% and 0.24%, respectively.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[9]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of SVB Institutional Liquid Reserves shares will not exceed 0.24%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 9

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

CitiSM Institutional Liquid Reserves (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (32.2% at February 28, 2009) in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. As of the date of this report, the Portfolio continued to meet the requirements of Rule 2a-7 that permit the Portfolio to utilize amortized cost to value it securities, except that certain investments in structured securities (such as those issued by Structured Investment Vehicles or SIVs) are carried at fair value in the Schedule of Investments for the Portfolio. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by an event, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain SIVs were subject to specific events of default or insolvency which triggered the use of fair value. Concurrently, the Portfolio recognized the fair value of the related Letter Agreements and Credit Support Agreements (see Note 3 of the Portfolio’s Notes to Financial Statements) entered into between the Portfolio and affiliates of the Portfolio.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Credit and market risk. The Portfolio holds investments in structured securities (such as those issued by SIVs) which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. These

10 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

risks flow through to the Fund from its investment in the Portfolio. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(e) Method of allocation. All the net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared as of 4:00 p.m. Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 11

Notes to financial statements (unaudited) continued

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Fund and the Portfolio pay an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	PORTFOLIO	FUND	TOTAL

First $1 billion	0.100%	0.150%	0.250%
Next $1 billion	0.100	0.125	0.225
Next $3 billion	0.100	0.100	0.200
Next $5 billion	0.100	0.075	0.175
Over $10 billion	0.100	0.050	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the six months ended February 28, 2009, the Fund’s Class A, Class SVB Liquid Reserves and Class SVB Institutional Liquid Reserves shares had voluntary expense limitation in place of 0.20%, 0.60% and 0.24%, of the average daily net assets of each class, respectively.

During the six months ended February 28, 2009, LMPFA waived a portion of its fee in the amount of $1,216,918.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

12 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value $0.00001 per share. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED FEBRUARY 28, 2009	YEAR ENDED AUGUST 31, 2008

Class A
Shares sold	28,253,757,806	135,928,744,300
Shares issued on reinvestment	52,385,625	473,388,261
Shares repurchased	(33,734,842,097)	(141,456,981,289)

Net decrease	(5,428,698,666)	(5,054,848,728)

SVB Liquid Reserves Shares
Shares sold	112,029,330	360,374,746
Shares issued on reinvestment	1,355,519	6,006,199
Shares repurchased	(180,342,797)	(334,210,932)

Net increase (decrease)	(66,957,948)	32,170,013

SVB Institutional Liquid Reserves Shares
Shares sold	801,387,598	2,979,414,505
Shares issued on reinvestment	24,776,080	142,451,634
Shares repurchased	(2,693,169,722)	(3,508,856,820)

Net decrease	(1,867,006,044)	(386,990,681)

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution and service plan, under the 1940 Act and under that plan, the Fund pays a monthly fee with respect to its Class A and Class SVB Institutional Liquid Reserves shares calculated at the annual rate not to exceed 0.10% of the average daily net assets of each respective class. The Fund also pays a monthly fee with respect to its Class SVB Liquid Reserves

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report | 13

Notes to financial statements (unaudited) continued

shares calculated at the annual rate not to exceed 0.45% of the average daily net assets. Distribution and service fees are accrued daily and paid monthly.

For the six months ended February 28, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES*	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES

Class A	$3,164,205	$47,042	$15,452
SVB Liquid Reserves Shares	335,224	968	150
SVB Institutional Liquid Reserves Shares	1,104,807	3,930	482

Total	$4,604,236	$51,940	$16,084

*

Amounts shown are exclusive of waivers. The distribution and/or service fees waived for the six months ended February 28, 2009 amounted to $3,164,205 for Class A, $22,348 for SVB Liquid Reserves shares and $441,923 for SVB Institutional Liquid Reserves shares. Such waivers are voluntary and may be reduced or terminated at any time.

The fees waived for the six months ended February 28, 2009 class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS

Class A	$4,050,719
SVB Liquid Reserves Shares	43,219
SVB Institutional Liquid Reserves Shares	751,456

Total	$4,845,394

5. Distributions to shareholders by class

	SIX MONTHS ENDED FEBRUARY 28, 2009	YEAR ENDED AUGUST 31, 2008

Net Investment Income:
Class A	$70,989,835	$617,656,593
SVB Liquid Reserves Shares	1,355,340	6,005,211
SVB Institutional Liquid Reserves Shares	24,769,519	142,417,942

Total	$97,114,694	$766,079,746

6. Capital loss carryforward

On August 31, 2008, the Fund had a net capital loss carryforward of approximately $1,691,386 all of which expires on August 31, 2015. This amount will be available to offset any future taxable capital gains.

7. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a

14 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report  | 15

Notes to financial statements (unaudited) continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary

16 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

9. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

10. Treasury guarantee

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report  | 17

Notes to financial statements (unaudited) continued

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension.

In order to participate in the Guarantee Program during the initial term, the Fund has paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. The fee for participation in each extension was 0.015%.

18 | CitiSM Institutional Liquid Reserves 2009 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the CitiSM Institutional Liquid Reserves, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “feeder fund” in a “master-feeder” structure, whereby, as a feeder fund, the Fund has the same investment objective and policies as the master fund, Liquid Reserves Portfolio (the “Master Fund”), a series of Master Portfolio Trust, and the Fund invests substantially all of its assets in the Master Fund. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board

CitiSM Institutional Liquid Reserves  | 19

Board approval of management and
subadvisory agreements (unaudited) continued

was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper,

20 | CitiSM Institutional Liquid Reserves

Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified as institutional money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. The Board noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and

CitiSM Institutional Liquid Reserves  | 21

Board approval of management and subadvisory agreements (unaudited) continued

maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as institutional money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the

22 | CitiSM Institutional Liquid Reserves

Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund’s Contractual Management Fee is lower than or within the range of the average of the management fees paid by the other funds in the Expense Group at all asset levels. The Board also noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

CitiSM Institutional Liquid Reserves | 23

Schedule of investments (unaudited)

February 28, 2009

LIQUID RESERVES PORTFOLIO
FACE
AMOUNT	SECURITY	VALUE*

SHORT-TERM INVESTMENTS—100.7%

	Bank Notes—2.5%
$300,000,000	Bank of America N.A., 1.625% due 10/2/09(a)	$300,000,000
308,220,000	Wells Fargo Bank N.A., 0.519% due 6/3/09(a)	308,220,000

	Total Bank Notes	608,220,000

	Certificates of Deposit—28.7%
100,000,000	Allied Irish Banks, 2.760% due 5/7/09	100,001,808
	Banco Bilbao Vizcaya:
200,000,000	1.000% due 4/8/09	200,000,000
210,000,000	2.100% due 6/15/09	210,000,000
	Bank of Montreal:
300,000,000	3.450% due 3/23/09	300,000,000
275,000,000	2.426% due 9/15/09(a)	275,000,000
100,000,000	Bank of Nova Scotia, 2.500% due 3/6/09	100,000,000
250,000,000	Bank of Scotland PLC, 1.466% due 7/6/09(a)	250,000,000
	Barclays Bank PLC NY:
200,000,000	2.970% due 4/20/09	200,000,000
150,000,000	1.140% due 5/13/09(a)	150,000,000
175,000,000	1.560% due 7/13/09	175,000,000
150,000,000	1.678% due 8/11/09(a)	150,000,000
	BNP Paribas NY Branch:
175,000,000	4.000% due 4/21/09	175,000,000
150,000,000	1.750% due 6/16/09	150,000,000
325,000,000	1.050% due 7/13/09	325,000,000
250,000,000	Credit Suisse New York, 2.490% due 3/3/09(a)	250,000,000
350,000,000	Deutsche Bank AG NY, 0.750% due 4/23/09	350,000,000
	Intesa San Paulo SpA NY:
250,000,000	2.451% due 3/5/09(a)	250,000,000
242,500,000	3.210% due 4/22/09	242,500,000
	Istituto Bancario SA:
100,000,000	3.300% due 5/6/09	100,000,000
325,000,000	3.670% due 6/11/09	325,000,000
150,000,000	Lloyds Bank PLC, 1.770% due 6/22/09	150,004,625
200,000,000	Nordea Bank Finland PLC, 1.650% due 1/13/10	200,000,000
250,000,000	Rabobank Nederland NY, 0.760% due 5/6/09	250,004,506
	Royal Bank of Scotland PLC:
150,000,000	1.950% due 4/16/09	150,000,000
100,000,000	1.500% due 7/15/09	100,000,000
200,000,000	Societe Generale NY, 1.000% due 7/13/09	200,000,000
	Svenska Handelsbanken AB:
250,000,000	2.150% due 3/9/09	250,000,000
150,000,000	1.200% due 7/9/09	150,106,963
	Toronto Dominion Bank NY:
100,000,000	3.040% due 3/6/09	100,000,000
250,000,000	1.750% due 10/13/09	250,000,000

See Notes to Financial Statements.

24 | Liquid Reserves Portfolio 2009 Semi-Annual Report

LIQUID RESERVES PORTFOLIO
FACE
AMOUNT	SECURITY	VALUE*

	Certificates of Deposit—28.7% continued
	UBS AG Stamford CT:
$325,000,000	2.070% due 4/20/09	$325,004,393
125,000,000	1.560% due 7/14/09	125,004,617
200,000,000	Unicredito Italiano SpA, 1.410% due 4/14/09	200,002,380
150,000,000	US Bank N.A., 0.780% due 5/28/09	150,000,000

	Total Certificates of Deposit	6,877,629,292

	Commercial Paper—16.4%
100,000,000	ANZ National International Ltd., 1.197% due 7/13/09(b)	99,560,361
165,949,920	Atlantic East Funding LLC, 0.761% due 3/25/09(a)(d)	150,566,362
100,000,000	Banco Bilbao Vizcaya, 1.550% due 5/18/09(b)	99,670,611
150,000,000	Bank of America Corp., 2.902% due 3/2/09(b)	150,000,000
	BNZ International Funding Ltd.:
150,000,000	2.172% due 3/10/09(b)	149,928,000
115,000,000	1.265% due 5/8/09(b)	114,730,325
93,000,000	1.834% due 5/15/09(b)	92,652,077
	CBA(Delaware) Finance Inc.:
100,000,000	0.792% due 5/11/09(b)	99,846,389
100,000,000	0.782% due 6/9/09(b)	99,785,500
140,000,000	Commerzbank U.S. Finance, 1.284% due 5/29/09(b)	139,561,955
	Danske Corp.:
250,000,000	1.648% due 4/9/09(a)(c)	250,000,000
150,000,000	1.313% due 10/20/09(b)	148,743,334
150,000,000	Dresdner U.S. Finance, 1.304% due 5/29/09(b)	149,523,333
119,500,000	European Investment Bank, 0.682% due 6/10/09(b)	119,274,278
300,000,000	General Electric Capital Corp., 3.221% due 3/23/09(b)	299,445,250
70,000,000	ING USA Global Funding Trust, 1.076% due 7/8/09(b)	69,733,689
332,757,577	Issuer Entity LLC, 3.770%-3.781% due 10/29/09(a)(d)(h)	84,220,943
100,000,000	Nordea North America Inc., 2.573% due 3/9/09(b)	99,950,417
100,000,000	Santander Centro Hispano, 2.931% due 3/17/09(b)	99,879,167
	Societe Generale N.A.:
160,000,000	2.378% due 6/4/09(b)	159,018,222
198,500,000	1.583% due 6/16/09(b)	197,582,379
200,000,000	Swedish Export Credit, 1.004% due 7/6/09(b)	199,300,000
300,000,000	Toronto Dominion Bank NY, 3.220% due 3/19/09(b)	299,550,917
	Toyota Motor Credit Corp.:
225,000,000	2.117% due 4/29/09(b)	224,238,750
150,000,000	2.429% due 5/6/09(b)	149,350,000
100,000,000	UBS Finance Delaware LLC, 2.789% due 5/5/09(b)	99,511,111
100,000,000	Wal-Mart Stores Inc., 0.552% due 6/15/09(b)	99,839,583

	Total Commercial Paper	3,945,462,953

See Notes to Financial Statements.

Liquid Reserves Portfolio 2009 Semi-Annual Report | 25

Schedule of investments (unaudited) continued

February 28, 2009

LIQUID RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE*

	Corporate Bonds & Notes—6.4%
$243,500,000	Australia & New Zealand Banking Group, 2.427% due 7/31/09(a)(c)	$243,500,000
80,820,000	Credit Suisse First Boston (USA) Inc., Notes, 4.700% due 6/1/09	80,992,340
125,000,000	ING Bank NV, 1.716% due 7/24/09(a)(c)	125,000,000
275,000,000	Nordea Bank AB, 1.509% due 10/23/09(a)(c)	275,000,000
225,000,000	Rabobank Nederland NV, 1.431% due 10/9/09(a)(c)	224,992,539
150,000,000	Royal Bank of Canada, 1.538% due 10/15/09(a)(c)	150,000,000
201,000,000	Royal Bank of Scotland PLC, 2.396% due 10/9/09(a)(c)	201,000,000
222,000,000	Svenska Handelsbanken AB, 1.509% due 8/25/09(a)(c)	222,039,721

	Total Corporate Bonds & Notes	1,522,524,600

	FDIC Backed Bond/Note—0.8%
201,000,000	Bank of America N.A., 1.186% due 2/5/10(a)	201,000,000

	FDIC Backed Commercial Paper—1.2%
275,000,000	General Electric Capital Corp., 0.753% due 8/3/09(b)	274,117,708

	Master Note—5.6%
1,353,000,000	Morgan Stanley Collateralized Master Note Purchase Agreement, 1.113% due 3/2/09(a)(d)(f)	1,353,000,000

	Medium-Term Notes—6.3%
124,000,000	ANZ National International Ltd., 2.409% due 7/10/09(a)(c)	124,000,000
2,948,127	Cheyne Finance LLC, 0.010% due 8/23/09(d)(h)	2,948,127
222,875,000	Citigroup Funding Inc., 2.116% due 5/8/09(a)	222,868,921
100,000,000	Commonwealth Bank of Australia, 1.434% due 8/3/09(a)(c)	100,000,000
425,847,477	Gryphon Funding Ltd., 0.775% due 8/23/09(a)(d)(h)	161,396,194
150,000,000	HSBC USA Inc., 1.560% due 10/15/09(a)	150,000,000
100,000,000	ING USA Global Funding Trust, 2.028% due 9/18/09(a)	100,000,000
330,000,000	Kreditanstalt Fur Wiederaufbau International Finance Inc., 1.183% due 1/21/10(a)	330,000,000
250,000,000	Royal Bank of Scotland PLC, 0.860% due 3/4/09(a)(c)	250,000,000
59,155,710	White Pine Finance LLC, 0.285% due 3/25/09(d)(e)	59,155,710

	Total Medium-Term Notes	1,500,368,952

	Promissory Note—2.1%
500,000,000	Goldman Sachs Group Inc., 1.420% due 3/9/09(a)(d)	500,000,000

	Supranationals—2.0%
184,000,000	Inter-American Development Bank, 1.252% due 2/19/10(a)	184,000,000
309,000,000	International Bank for Reconstruction & Development, 1.124% due 2/1/10(a)	309,000,000

	Total Supranationals	493,000,000

	Time Deposit—1.7%
407,841,000	Commerzbank Grand Cayman, 0.330% due 3/2/09	407,841,000

See Notes to Financial Statements.

26 | Liquid Reserves Portfolio 2009 Semi-Annual Report

LIQUID RESERVES PORTFOLIO

FACE AMOUNT	SECURITY	VALUE*

	U.S. Government Agencies—23.3%
$125,000,000	Federal Farm Credit Bank (FFCB), 0.710% due 1/20/11(a)	$125,000,000
	Federal Home Loan Bank (FHLB), Bonds:
124,500,000	0.500% due 4/3/09(a)	124,500,000
200,000,000	0.585% due 6/10/09(a)	200,000,000
200,000,000	0.370% due 8/7/09(a)	200,000,000
350,000,000	0.409% due 8/27/09(a)	349,966,173
300,000,000	0.329% due 12/28/09(a)	299,889,633
175,000,000	0.460% due 3/26/10(a)	175,000,000
	Federal Home Loan Mortgage Corp. (FHLMC):
80,750,000	3.125% due 2/4/10(g)	82,281,020
400,000,000	1.254% due 7/12/10(a)(g)	400,000,000
225,000,000	1.060% due 7/14/10(a)(g)	224,975,859
298,000,000	1.244% due 9/3/10(a)(g)	297,865,304
	Discount Notes:
300,000,000	0.703% due 9/21/09(b)(g)	298,815,833
83,400,000	0.755% due 1/4/10(b)(g)	82,864,850
200,000,000	0.877% due 1/8/10(b)(g)	198,491,999
197,100,000	1.010% due 2/5/10(b)(g)	195,238,500
250,000,000	Notes, 0.368% due 10/7/09(a)(g)	250,000,000
	Federal National Mortgage Association (FNMA):
250,000,000	1.243% due 7/13/10(a)(g)	249,965,859
155,000,000	1.184% due 8/5/10(a)(g)	154,892,593
	Discount Notes:
200,000,000	0.531% due 7/27/09(b)(g)	199,567,167
82,250,000	2.995% due 8/7/09(b)(g)	81,199,530
227,000,000	3.303% due 10/7/09(b)(g)	222,581,067
210,000,000	2.093% due 11/6/09(b)(g)	207,022,375
	Notes:
336,750,000	0.460% due 9/3/09(a)(g)	336,750,000
180,000,000	0.440% due 10/7/09(a)(g)	179,983,455
200,000,000	1.083% due 1/21/10(a)(g)	200,000,000
250,000,000	1.171% due 2/8/10(a)(g)	249,950,955

	Total U.S. Government Agencies	5,586,802,172

	U.S. Treasury Bills—3.7%
	U.S. Treasury Bills:
400,000,000	0.496% due 9/3/09(b)	398,999,000
500,000,000	0.709% due 12/17/09(b)	497,160,417

	Total U.S. Treasury Bills	896,159,417

	TOTAL INVESTMENTS BEFORE AGREEMENTS—100.7% (Cost—$24,489,475,452)	24.166.126.094

See Notes to Financial Statements.

Liquid Reserves Portfolio 2009 Semi-Annual Report | 27

Schedule of investments (unaudited) continued

February 28, 2009

LIQUID RESERVES PORTFOLIO

SECURITY	VALUE*

AGREEMENTS WITH AFFILIATES(i)—1.9%

Letter Agreements (Cost—$0)(h)—0.9%	$227,171,011
Capital Support Agreements (Cost—$0)(h)—1.0%	237,242,999

TOTAL AGREEMENTS (Cost—$0)	464,414,010

TOTAL INVESTMENTS—102.6% (Cost—$24,489,475,452#)	24,630,540,104
Liabilities in Excess of Other Assets—(2.6)%	(634,145,551)

TOTAL NET ASSETS—100.0%	$23,996,394,553

*	Reflects amortized cost value, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Illiquid security.

(e)	Date shown is the date of the next interest rate change. Both principal and interest are as of February 28, 2009, was in default.

(f)	Final maturity date is July 14, 2009.

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(h)

The value shown is the fair market value as of February 28, 2009. On March 4, 2009, subsequent to the reporting period, Legg Mason Inc. purchased the securities from the Portfolio. Also, on March 9, 2009, the Letter of Credit and the Capital Support Agreements were terminated in accordance with the terms in the agreements (Note 3).

(i)	Agreements are with subsidiaries of Legg Mason Inc., the parent company of Legg Mason Partners Fund Advisor, LLC, the Portfolio’s Advisor.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

28 | Liquid Reserves Portfolio 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

Liquid Reserves Portfolio
February 28, 2009

ASSETS:
Investments, at value (Cost—$24,489,475,452)*	$24,166,126,094
Letter and capital support agreements with affiliates*	464,414,010
Cash	569
Interest receivable	64,511,228
Prepaid expenses	320,316

Total Assets	24,695,372,217

LIABILITIES:
Payable for Investments purchased	696,864,304
Investment management fee payable	1,848,547
Trustees’ fees payable	69,713
Accrued expenses	195,100

Total Liabilities	698,977,664

TOTAL NET ASSETS	$23,996,394,553

REPRESENTED BY:
Paid-in capital	$23,996,394,553

* See Note 3 Capital Support Agreements

See Notes to Financial Statements.

Liquid Reserves Portfolio 2009 Semi-Annual Report | 29

Statement of operations (unaudited)

Liquid Reserves Portfolio
For the Six Months Ended February 28, 2009

INVESTMENT INCOME:
Interest	$427,894,996

EXPENSES:
Investment management fee (Note 2)	16,875,984
Legal fees	334,195
Trustees’ fees	312,595
Custody fees	114,790
Audit and tax	16,600
Insurance	13,463
Miscellaneous expenses	13,655

Total Expenses	17,681,282
Less: Fee waivers and/or expense reimbursements (Note 2)	(805,706)

Net Expenses	16,875,576

NET INVESTMENT INCOME	411,019,420

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
Net Realized Gain From:
Investment transactions	(512,743,426)
Net increase from payment by affiliate under the Capital Support Agreements (Note 3)	552,743,413
Capital Support Agreement (Note 3)	(6,449,751)

Net Realized Gain:	33,550,236

Change in Net Unrealized Appreciation/Depreciation From:
Investments on certain Structured Investment Vehicles (Note 3)	550,083,118
Capital Support Agreements (Note 3)	(402,485,597)

Net Unrealized Appreciation/Depreciation (Note 3)	147,597,521

NET GAIN ON INVESTMENTS	181,147,757

INCREASE IN NET ASSETS FROM OPERATIONS	$592,167,177

See Notes to Financial Statements.

30 | Liquid Reserves Portfolio 2009 Semi-Annual Report

Statements of changes in net assets

Liquid Reserves Portfolio

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited) AND THE YEAR ENDED AUGUST 31, 2008	2009	2008

OPERATIONS:
Net investment income	$411,019,420	$1,869,328,178
Net realized gain (loss)	33,550,236	(12,322,869)
Net unrealized appreciation/depreciation	147,597,521	(147,597,521)

Increase in Net Assets From Operations	592,167,177	1,709,407,788

CAPITAL TRANSACTIONS:
Proceeds from contributions	33,427,014,591	152,547,566,033
Value of withdrawls	(64,394,636,290)	(150,530,100,014)

Increase (Decrease) in Net Assets From Capital Transactions	(30,967,621,699)	2,017,466,019

INCREASE (DECREASE) IN NET ASSETS	(30,375,454,522)	3,726,873,807

NET ASSETS:
Beginning of period	54,371,849,075	50,644,975,268

End of period	$23,996,394,553	$54,371,849,075

See Notes to Financial Statements.

Liquid Reserves Portfolio 2009 Semi-Annual Report | 31

Financial highlights

Liquid Reserves Portfolio

FOR THE YEARS ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

	2009[1]		2008	2007	2006	2005	2004

NET ASSETS, END OF PERIOD (MILLIONS)	$23,996		$54,372	$50,645	$32,230	$44,789	$37,587

Total return[2]	1.16%[3]		4.00%[3]	5.40%	4.53%	2.54%	1.09%

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.11%[4]		0.11%	0.10%[5]	0.12%	0.17%	0.17%
Net expenses[6,7]	0.10	[4]	0.08 [8]	0.09 [5,8]	0.09 [8]	0.10 [8]	0.10 [8]
Net investment income	2.45	[4]	3.97	5.26	4.33	2.57	1.09

[1]	For the six months ended February 28, 2009 (unaudited).

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been the same.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 0.10%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

32 | Liquid Reserves Portfolio 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Liquid Reserves Portfolio (the “Portfolio”) is a separate investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2009, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”), which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

As of the date of this report, the Portfolio continued to meet the requirements of Rule 2a-7 that permit the Portfolio to utilize amortized cost to value its securities, except that certain investments in structured securities (such as those issued by Structured Investment Vehicles or SIVs) are carried at fair value in the Schedule of Investments. When prices are not readily available, or are determined not to reflect fair valued, such as when the value of a security has been significantly affected by an event, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Board of Trustees. These SIVs were subject to specific events of default or insolvency which triggered the use of fair value. Concurrently, the Portfolio recognized the fair value of the related Letter Agreements and Credit Support Agreements (See Note 3) entered into between the Portfolio and affiliates of the Portfolio. The related net realized and unrealized appreciation/depreciation on the SIV’s, the Letter Agreements and Credit Support Agreements are reflected in the Statement of Operations.

Effective September 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments,

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Notes to financial statements (unaudited) continued

and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments
in securities	$24,630,540,104	—	$23,917,560,830	$712,979,274

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES

Balance as of August 31, 2008	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	$712,979,274

Balance as of February 28, 2009	$712,979,274

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Credit and market risk. Investments in structured securities (such as those issued by SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions

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may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

(f) Income taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the six months ended February 28, 2009, the Portfolio had a voluntary expense limitation in place of 0.10% of the Portfolio’s average daily net assets.

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Notes to financial statements (unaudited) continued

During the six months ended February 28, 2009, LMPFA waived a portion of its fee in the amount of $805,706.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Credit arrangements for certain holdings

The Portfolio was provided or entered into certain credit support arrangements for certain of its portfolio holdings. As a result, the aggregate market value of the Portfolio’s holdings increased. These arrangements are described below.

(a) On March 4, 2008, the Portfolio was provided a Standby Letter of Credit (“LOC”) by Citibank, N.A. (“Citibank”) for an aggregate amount not to exceed $150 million. Citibank currently has a First Tier credit rating.

Under the terms of the LOC, which terminates no later than March 3, 2009, the Portfolio is able to draw upon the LOC if (i) a loss is realized from a sale or other disposition of commercial paper or other securities held by the Portfolio that were issued by Cheyne Finance LLC (the “Securities”), (ii) the Securities are restructured into new debt and there is a shortfall in what is received as compared to the amortized cost of the original Securities (iii) all or any portion of the Securities remain outstanding on the business day immediately prior to March 4, 2009; and/or (iv) the short term credit rating of Citibank is downgraded causing its LOC obligation to no longer qualify as a First Tier Security under Rule 2a-7.

The Portfolio also entered into a separate, but related Letter Agreement with Legg Mason, Inc. (“LM”). Under the terms of the Letter Agreement, the Portfolio will terminate the LOC if (i) all of the Securities are sold or otherwise disposed of without the Portfolio realizing a loss or the Portfolio has drawn on the LOC in an aggregate amount equal to such losses; (ii) all of the Securities have been restructured into new debt rated or at least A-1 or P-1 (or the equivalent) by S&P or Moody’s and that is eligible to be held under Rule 2a-7; (iii) the Portfolio has been repaid in full in respect of all of the Securities or (iv) the Securities are rated at least A-1 or P-1 (or the equivalent) by S&P or Moody’s. The Letter Agreement also provides that: the Portfolio must pay to Legg Mason the excess of amounts received by the Portfolio above amounts due to the Portfolio on the Securities, net of draws, either from a cash payment or a restructuring if, after the LOC is drawn and on or after termination of the LOC; and during the term of

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the LOC, Legg Mason has the option to purchase the securities from the Portfolio under various circumstances at a price that is the greater of amortized cost or marker value. Another provision provides for transfer of the Securities to Legg Mason if the amounts drawn on the LOC equal or exceed the amortized cost the Securities then outstanding at the end of the LOC term.

(b) On March 31, 2008, the Portfolio entered into five Capital Support Agreements (“CSAs”) with Legg Mason, each CSA being with one of its wholly owned subsidiaries LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC and LM Capital Support IV, LLC, (collectively with LM). Three of the CSAs provide support in the maximum amounts of $100,000,000, $100,000,000 and $50,000,000, respectively, for the Portfolio’s holdings of Axon Financial Funding LLC. Two of the CSAs will provide support in the maximum amounts of $75,000,000 each, for the Portfolio’s holding of Issuer Entity LLC. Each of the five LM subsidiaries established a segregated account at the Portfolio’s custodian bank to secure LM’s obligations under the respective CSAs.

Under the terms of each CSA the Portfolio would be paid a capital contribution, up to the maximum amount committed in the CSA, if (i) a loss is realized from a sale of the subject securities (collectively with any securities received in exchange therefore, or as replacements thereof that do not qualify as “Eligible Securities” under Rule 2a-7(a)(10), “Eligible Notes”); (ii) a loss results upon final payment on the Eligible Notes; (iii) a court orders a discharge of the Eligible Notes issuer from liability that provides for payments that will result in a loss; or (iv) a loss occurs in connection with an exchange for or replacement with Eligible Securities as defined in Rule 2a-7(a)(10).

Each CSA terminates no later than March 31, 2009 and requires the Portfolio to promptly sell any Eligible Notes it holds on the immediately preceding business day. Each CSA also permits LM to purchase the Eligible Notes under certain circumstances at a price which is the greater of amortized cost or market value.

On July 17, 2008, a restructuring of Cheyne Finance LLC occurred, in which the Portfolio realized a loss of $141,064,652. This loss was offset by the CSAs, and is a non-cash event.

On September 18, 2008, the CSAs described above in connection with the Portfolio’s holdings of Axon Financial Funding LLC and Issuer Entity LLC were amended to $500,000,000 and $250,000,000 increasing the amounts of support available to the Portfolio.

On December 1, 2008, the Letter Agreement and CSAs described above in connection with the Portfolio’s holdings of Gryphon Funding Ltd., Axon Financial Funding LLC and Issuer Entity LLC were amended to increase the amounts of support available to the Portfolio to $285,000,000, $650,000,000 and $275,000,000, respectively.

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Notes to financial statements (unaudited) continued

On December 11, 2008, LM purchased $1,030,468,704 of Axon Financial Funding LLC from the Portfolio at amortized cost (a price in excess of the securities’ current fair value on that date). The excess of sale price over the current fair market value amounted to $552,743,413.

On December 11, 2008, the three CSAs that provide support for the Portfolio’s holdings of Axon Financial Funding LLC dated March 31, 2008, as amended, were terminated in accordance with their terms without exercising or drawing down on the credit arrangements.

As of February 28, 2009, the amortized cost and fair value of the Portfolio’s holdings for investments covered by the Letter Agreements and CSA’s are as follows. The Portfolio has recognized the changes in the unrealized components of these securities and related support agreements in its results of the operations and financial position.

INVESTMENT	AMORTIZED COST	FAIR VALUE	SUPPORT AMOUNTS

Cheyne Finance LLC*	$2,948,127	$2,948,127	—
Gryphon Funding LLC*	247,502,553	161,396,194	$285,000,000
Issuer Entity LLC	321,463,942	84,220,943	275,000,000

*	On July 17, 2008, Cheyne Finance LLC restructured into Gryphon Funding LLC.

During the reporting period, the Portfolio did not draw down on the Letter Agreements or CSA’s.

On March 4, 2009, subsequent to the reporting period, LM purchased $2,948,127 of Cheyne Finance LLC, $246,464,332 of Gryphon Funding LLC and $321,463,942 of Issuer Entity LLC from the Portfolio at amortized cost (a price in excess of the securities’ current fair value on that date). The excess of sales price over the current fair market value amounted to $93,971,948 for Gryphon Funding LLC and $242,367,466 for Issuer Entity LLC. In addition, the disposition of Cheyne Finance LLC resulted in a cash event of $140,316,532, in connection with the restructuring of that security on July 17, 2008.

On March 9, 2009, subsequent to the reporting period, the Letter of Credit and the Letter Agreement dated March 4, 2008, as amended, and the two CSA’s dated March 31, 2008, as amended, were terminated in accordance with their terms without exercising or drawing down on the credit arrangements.

4. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”),

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substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

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Notes to financial statements (unaudited) continued

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

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In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

6. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

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Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Master Portfolio Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Liquid Reserves Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund is a “master fund” in a “master-feeder” structure, whereby each feeder fund has the same investment objective and policies as the Fund and invests substantially all of its assets in the Fund. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility, including the following feeder funds in the Fund (each a “Feeder Fund”): CitiSM Cash Reserves, a series of Legg Mason Partners Money Market Trust, CitiSM Premium Liquid Reserves, a series of Legg Mason Partners Premium Money Market Trust, and CitiSM Institutional Liquid Reserves, a series of Legg Mason Partners Institutional Trust. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors,

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including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

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Board approval of management and subadvisory agreements (unaudited) continued

Fund performance

In considering the performance of the Fund, the Board received and considered performance information for each Feeder Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for each Feeder Fund. The Board noted that each Feeder Fund’s performance was the same as the performance of the Fund (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Fund’s performance. The Board was provided with a description of the methodology Lipper used to determine the similarity of each Feeder Fund with the funds included in its Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing each Feeder Fund’s performance against its benchmark and against its peers. In addition, the Board considered the Feeder Funds’ performance in light of overall financial market conditions.

The information comparing CitiSM Cash Reserves’ performance to that of its Performance Universe, consisting of all retail funds classified as money market funds by Lipper, CitiSM Institutional Liquid Reserves’ performance to that of its Performance Universe, consisting of all funds classified as institutional money market funds by Lipper, and CitiSM Premium Liquid Reserves’ performance to that of its Performance Universe, consisting of all retail funds classified as money market funds by Lipper, showed, among other data, that each Feeder Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was above the median of its Performance Universe.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements currently are in place for the Feeder Funds and considered the actual fee rate (after taking waivers and reimbursements into account) and that the Manager has agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing each Feeder Fund’s contractual management fee (each, a “Contractual Management Fee”) and the actual fee rate (after taking waivers and reimbursements into

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account) (each, an “Actual Management Fee”) and the Feeder Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board noted that the Feeder Funds’ assets represented a significant portion of the Fund’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by the Feeder Fund as well as management fees and total expenses payable by the Fund, and therefore was relevant to the Board’s conclusions regarding the Fund’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing each Feeder Fund’s Contractual Management Fee and its Actual Management Fee (which reflects a fee waiver) as well as its actual total expense ratio to its Lipper expense group, consisting of a group (including the Feeder Fund) of either retail no-load funds classified as “money market funds” or funds classified as “institutional money market funds” and chosen by Lipper to be comparable to the Feeder Fund, showed that each Feeder Fund’s Contractual Management Fee was below or slightly below the median of the management fees paid by the other funds in its Lipper expense group and that its Actual Management Fee was below the median of its expense group. The Board noted that the actual total expense ratio of CitiSM Cash Reserves was above the median and that the actual total expense ratio of CitiSM Institutional Liquid Reserves and CitiSM Premium Liquid Reserves was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than each Feeder Fund’s current contractual management fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light

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Board approval of management and subadvisory agreements (unaudited) continued

of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that, among other things, CitiSM Cash Reserves and CitiSM Institutional Liquid Reserves each had reached the specified asset levels at which one or more breakpoints to its contractual management fee are triggered and that the Actual Management Fee for CitiSM Premium Liquid Reserves is below or at the median of its Lipper expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

46 | Liquid Reserves Portfolio

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CitiSM Institutional Liquid Reserves

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
 Legg Mason Partners Fund
Advisor, LLC

Subadviser
Western Asset Management
Company

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust
Company

Transfer agent*
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm
KPMG LLP
345 Park Avenue
New York, New York 10154

* Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s co-transfer agent.

CitiSM Institutional Liquid Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

CITISM INSTITUTIONAL LIQUID RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-331-1792.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-331-1792, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of CitiSM Institutional Liquid Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010860 4/09 SR09-782

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: May 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: May 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: May 5, 2009